Exhibit 10.28


                     STRATHMORE BAGELS FRANCHISE CORPORATION

                             CONDENSED BALANCE SHEET
                                  MAY 21, 1996
                                   (UNAUDITED)

Current assets                                                         $ 39,936
Property and equipment, net...........................................  279,923
Other assets
  Security deposits...................................................      829
  Organization expenses...............................................    2,382
                                                                       --------
                                                                       $323,070
                                                                       ========
Current liabilities
  Accounts payable and accrued liabilities............................ $ 50,479
Long-term liabilities
  Loans payable.......................................................   75,000
  Deferred tax liability..............................................    5,680
Stockholders' equity
  Common stock........................................................  180,000
  Additional paid-in capital..........................................   80,000
  Retained deficit....................................................  (68,089)
                                                                       --------
                                                                        191,911
                                                                       --------
                                                                       $323,070
                                                                       ========

             See notes to unaudited condensed financial statements


                     STRATHMORE BAGELS FRANCHISE CORPORATION

                          CONDENSED STATEMENT OF INCOME
              PERIOD FROM JANUARY 1, 1996 THROUGH MAY 21, 1996 AND
                      JANUARY 1, 1995 THROUGH MAY 31, 1995
                                   (UNAUDITED)

                                                                         1996      1995
                                                                      --------   --------
Sales................................................................ $142,044   $183,161
Cost of sales........................................................   83,189     49,046
                                                                      --------   --------
Gross profit.........................................................   58,855    134,115
Operating expenses...................................................    4,675      3,362
Selling expenses.....................................................    2,272      5,379
General and administrative...........................................  110,117     32,939
                                                                      --------   --------
                                                                       117,064     41,680
                                                                      --------   --------
Operating (loss) income..............................................  (58,209)    92,435
Provision for income taxes...........................................    8,071        316
                                                                      --------   --------
Net (loss) income.................................................... $(66,280)  $ 92,119
                                                                      ========   ========

             See notes to unaudited condensed financial statements


                     STRATHMORE BAGELS FRANCHISE CORPORATION

                        CONDENSED STATEMENT OF CASH FLOWS
                PERIOD FROM JANUARY 1, 1996 THROUGH MAY 21, 1996
                    AND JANUARY 1, 1995 THROUGH MAY 31, 1995

                                   (UNAUDITED)
                                                                         1996       1995
                                                                      --------    --------
Operating activities:
  Net cash (used in) provided by operating activities................ $(91,894)   $ 60,756
Investing activities:
  Proceeds on sales of equipment.....................................    4,166        --
  Purchase of equipment                                                   --       (32,142)
Financing activities:
  Proceeds of borrowings.............................................   75,000        --
                                                                      --------    --------
Net (decrease) increase in cash......................................  (12,728)     28,614
Cash at beginning of period..........................................    4,327       4,084
                                                                      --------    --------
Cash (overdraft) at end of period.................................... $ (8,401)   $ 32,698
                                                                      ========    ========

              See notes to unaudited condensed financial statements



                     STRATHMORE BAGELS FRANCHISE CORPORATION

                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

  Strathmore Bagels Franchise Corporation (the "Corporation") was formed under the laws of New York state on May 13, 1994 and commenced operations on the same date. On May 21, 1996, substantially all of the assets of the Corporation were sold to BAB Holdings, Inc.

  The accompanying unaudited financial statements present the financial activity of the Corporation from January 1, 1996 through the date of the sale of the Corporation and from January 1, 1995 to May 31, 1995. These unaudited financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 1995 and the related notes.